EXHIBIT 10.2

Execution Copy

AMENDING AGREEMENT

THIS AMENDING AGREEMENT (this “Agreement”), dated as of May 5, 2008, is made by and among OccuLogix, Inc. (the “Company”), a Delaware corporation with executive offices located at 2600 Skymark Avenue, Building 9, Suite 201, Mississauga, Ontario, L4W 5B2, Canada, the lenders listed on the Schedule of New Lenders attached hereto as Exhibit A (the “New Lenders”), the lenders listed on the Schedule of Required Lenders attached hereto as Exhibit B (the “Required Lenders”) and Marchant Securities Inc. (the “Collateral Agent”), an Ontario corporation with offices located at 100 York Boulevard, Suite 404, Richmond Hill, Ontario, L4B 1J8, Canada.

BACKGROUND

A.           Reference is made to the Loan Agreement, dated as of February 19, 2008, by and among the Company, the lenders listed on the Schedule of Lenders attached as Exhibit A thereto and the Collateral Agent, pursuant to which the lenders party thereto advanced to the Company a loan in an aggregate principal amount of U.S.$3,000,000 (the “Loan Agreement”).  A true and correct copy of the Loan Agreement is attached hereto as Exhibit C, and the lenders party to the Loan Agreement are referred to hereinafter as the “Original Lenders”.

B.           Reference also is made to the Share Pledge Agreement, dated as of February 19, 2008, by the Company in favor of the Collateral Agent, in its capacity as the collateral agent under the Loan Agreement, pursuant to which the Company pledged its 1,754,589 shares of the Series A Preferred Stock of OcuSense, Inc. to secure its indebtedness, obligations and liabilities under or in connection with the Loan Agreement (the “Share Pledge Agreement”).

C.           The Company currently has a need for additional short-term financing in an aggregate amount of U.S.$300,000.  The New Lenders have agreed to make available to the Company a loan in an aggregate principal amount of U.S.$300,000 (the “Additional Loan”) on the terms and conditions of the Loan Agreement, and the Required Lenders have consented to the amendments to the Loan Agreement and the Share Pledge Agreement provided for in this Agreement.

D.           Each of the New Lenders has agreed to advance the amount set forth opposite his, her or its name on the Schedule of New Lenders attached hereto as Exhibit A, representing his, her or its portion of the Additional Loan (the “Individual New Lender’s Advance”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, the New Lenders, the Required Lenders and the Collateral Agent hereby agree as follows:

1.             Definitions.  In addition to the terms defined elsewhere in this Agreement, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Loan Agreement.

2.             Advance.  Concurrently with his, her or its execution and delivery of this Agreement, and subject to the satisfaction or waiver of the closing conditions set forth in Section 16 hereof, each New Lender shall advance to the Company his, her or its Individual New Lender’s Advance by wire transfer in accordance with the Company’s instructions or by personal check.

3.             Terms and Conditions of Loan Agreement Applicable to Additional Loan.  Except as may be specifically provided herein, the New Lenders shall have all of the same rights with respect to, and owe all of the same obligations to, the other parties to the Loan Agreement that the Original Lenders have and owe, respectively, under the Loan Agreement, all as though the New Lenders were among the Original Lenders thereunder and as though the New Lenders were “Lenders” (as such term is defined in the Loan Agreement).  Except as may be specifically provided herein, the Company shall have all of the same rights with respect to, and owe all of the same obligations to, the New Lenders as it has and owes, respectively, to the Original Lenders under the Loan Agreement, all as though the New Lenders were among the Original Lenders thereunder and as though the New Lenders were “Lenders” (as such term is defined in the Loan Agreement).  Except as may be specifically provided herein, the Loan Agreement shall be read and construed as though the Additional Loan formed part of the Loan.

4.             Secured Obligations of Share Pledge Agreement.  The Company and the Collateral Agent hereby agree that the Share Pledge Agreement secures all indebtedness, obligations and liabilities, present or future, absolute or contingent, matured or not, at any time owing by the Company to any of the Original Lenders or the New Lenders, or remaining unpaid to any of the Original Lenders or the New Lenders, under or in connection with the Loan Agreement, as amended hereby (including in connection with the Loan or the Additional Loan) and that the definition of “Secured Obligations” in the Loan Agreement and in the Share Pledge Agreement shall be read and construed accordingly.  The Company and the Collateral Agent hereby agree that the Collateral is being held by the Collateral Agent for the rateable benefit of the Original Lenders and the New Lenders and that the Loan Agreement and the Share Pledge Agreement shall be read and construed accordingly.

5.             Mutatis Mutandis Construction of Loan Agreement and Share Pledge Agreement.  The Loan Agreement and the Share Pledge Agreement shall be read and construed mutatis mutandis so as to give full effect to the intention of Sections 3 and 4 hereof.

6.             Maturity Date.  The maturity date of the Additional Loan shall be the Maturity Date.

7.             Interest.  From the date hereof until maturity (whether by acceleration or otherwise and both before and after default), interest shall accrue on the principal amounts outstanding hereunder with respect to the Additional Loan on a quarterly basis, without allowance or deduction, at a rate of 12% per annum, and shall be payable on the earliest to occur of (i) the Maturity Date, (ii) the Pre-payment Date and (iii) an Event of Default.  For illustrative purposes, the Schedule of Interest attached hereto as Exhibit D sets forth the amount of interest that will be payable to each of the New Lenders if the Additional Loan remains outstanding until the Maturity Date.

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8.             Repayment.  In the absence of any pre-payment of the Additional Loan pursuant to Section 9 hereof or any Event of Default, on the Maturity Date, the Company shall pay the New Lenders, in cash, the outstanding principal amount of the Additional Loan plus accrued and unpaid interest thereon, calculated in accordance with Section 7 hereof.  For greater certainty, the cash paid by the Company pursuant to this Section 8 shall be allocated among the New Lenders on a pro rata basis, in accordance with each New Lender’s Individual New Lender’s Advance.

9.             Pre-payment.  If the Company exercises its option to pre-pay the Loan pursuant to Section 1.5 of the Loan Agreement, the Company shall pre-pay the Additional Loan in full in the same manner as it pre-pays the Loan.  In that circumstance, the Securities to be issued to the Original Lenders and the New Lenders in pre-payment of the Loan and the Additional Loan, respectively, shall be allocated among all of them on a pro rata basis, in accordance with each Original Lender’s Individual Lender’s Advance and each New Lender’s Individual New Lender’s Advance, as applicable.  For greater certainty, in no event, shall the Company be obligated to issue Warrants exercisable into Warrant Shares in a number that exceeds 20% of the issued and outstanding shares of the Common Stock on the Pre-payment Date.

10.           Use of Proceeds.  The New Lenders hereby acknowledge and agree that the proceeds of the Additional Loan shall be used by the Company for general corporate purposes.

11.           Representations and Warranties of Company.  The Company hereby makes to, and in favor of, the New Lenders all of the representations and warranties that it made to the Original Lenders pursuant to Section 2.1 of the Loan Agreement.

12.           Representations and Warranties of New Lenders.  Each of the New Lenders (as to himself, herself or itself only and for no other New Lender) hereby makes to, and in favor of, the Company all of the representations and warranties that the Original Lenders made to the Company pursuant to Section 2.2 of the Loan Agreement.

13.           Appointment and Indemnification of Collateral Agent.  References to the Loan Agreement and the Share Pledge Agreement in this Section 13 shall be read and construed as references to the Loan Agreement and the Share Pledge Agreement, each as amended hereby.

(a)           Each of the New Lenders hereby irrevocably designates and appoints the Collateral Agent as the collateral agent of such New Lender under the Share Pledge Agreement, and each of the New Lenders hereby irrevocably authorizes the Collateral Agent, in such capacity, to take such action on such New Lender’s behalf under the Share Pledge Agreement, and to exercise such powers and perform such duties, as are expressly delegated to the Collateral Agent by the provisions of the Loan Agreement and/or the Share Pledge Agreement, together with such other powers as are reasonably incidental thereto, including the power to execute documents on behalf of the New Lenders.  The Collateral Agent hereby accepts such designation and appointment and agrees to perform its obligations as collateral agent in accordance with the provisions of the Loan Agreement and the Share Pledge Agreement.  Without derogating from the generality of Sections 3 or 5 hereof, notwithstanding any contrary provision in the Loan Agreement or the Share Pledge Agreement, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth therein, or any fiduciary relationship with any New Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into the Loan Agreement or the Share Pledge Agreement or otherwise shall exist against the Collateral Agent.

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(b)           Each of the New Lenders hereby agrees to indemnify the Collateral Agent in its capacity as collateral agent, ratably in accordance with his, her or its Individual New Lender’s Advance, from and against the Collateral Agent’s Claims, provided, however, that no New Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Collateral Agent’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.  This Section 13(b) shall survive until the first anniversary of the date of payment in full of the Secured Obligations (for greater certainty, as such defined term has been amended hereby).

14.           Covenants of Company.  Without derogating from the generality of Sections 3 or 5 hereof, the Company hereby agrees, in favor of the New Lenders, to each of the covenants contained in Section 4.1 of the Loan Agreement.

15.           Covenants of New Lenders.  Without derogating from the generality of Sections 3 or 5 hereof, each of the New Lenders (as to himself, herself or itself and for no other New Lender) hereby agrees, in favor of the Company, to each of the covenants contained in Section 4.2 of the Loan Agreement.  For greater certainty, references to the “Closing” contained in Section 4.2 of the Loan Agreement shall be read and construed as references to the “Additional Loan Closing” (defined below).

16.           Closing Conditions in Favor of New Lenders.  The obligation of each of the New Lenders to advance his, her or its Individual New Lender’s Advance is subject to the satisfaction, or the waiver by such New Lender, on or prior to such advance (the “Additional Loan Closing”) of each of the following conditions:

(a)           Representations and Warranties.  The representations and warranties made by the Company pursuant to Section 11 hereof shall be true and correct in all material respects as of the date hereof and as of the Additional Loan Closing as though made on and as of such date; and

(b)           Performance.  The Company shall have performed, satisfied and complied with, in all material respects, all covenants, agreements and conditions required by this Agreement, and by the Loan Agreement and the Share Pledge Agreement, each as amended hereby, to be performed, satisfied or complied with by it at or prior to the Additional Loan Closing.

17.           Closing Conditions in Favor of Company.  The entering into of this Agreement by the Company with each of the New Lenders, and the acceptance by the Company of such New Lender’s Individual New Lender’s Advance, is subject to the satisfaction, or the waiver by the Company, at or prior to the Additional Loan Closing, of each of the following conditions:

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(a)           Representations and Warranties.  The representations and warranties made by such New Lender pursuant to Section 12 hereof shall be true and correct in all material respects as of the date hereof and as of the Additional Loan Closing as though made on and as of such date;

(b)           Accredited Investor Certificate.  Such New Lender shall have completed and executed and delivered the Accredited Investor Certificate.

(c)           Performance.  Such New Lender shall have performed, satisfied and complied with, in all material respects, all other covenants, agreements and conditions required by this Agreement, and by the Loan Agreement and the Share Pledge Agreement, each as amended hereby, to be performed, satisfied or complied with by it at or prior to the Additional Loan Closing.

18.           Amendments; Waivers.  No provision of this Agreement may be amended or waived except in a written instrument signed, (i) in the case of an amendment, by the Company, Required Lenders and the Collateral Agent or (ii) in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

19.           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective in accordance with Section 7.2 of the Loan Agreement.

20.           Survival.  All representations and warranties and covenants made or given pursuant hereto shall survive the execution and delivery of this Agreement and the advance by each of the New Lenders of his, her or its Individual New Lender’s Advance.

21.           Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

22.           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Required Lenders.  Without derogating from the obligation contained in Section 4.2(d) of the Loan Agreement (which obligation, among others, has been adopted explicitly by each of the New Lenders pursuant to Section 15 hereof), each of the New Lenders may assign his, her or its rights and obligations under, and his, her or its right, title and interest in and to, this Agreement to a U.S. or Canadian resident third party approved by the Company in writing (which approval shall not be withheld unreasonably) that qualifies as an “accredited investor” as defined in Rule 501(a) promulgated under Regulation D of the Securities Act of 1933, as amended, if such third party is a resident of the U.S., and an “accredited investor” as defined in National Instrument 45-106, if such third party is a resident of Canada, and that certifies in writing its “accredited investor” status and agrees, in writing to assume such New Lender’s obligations under this Agreement.

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23.           No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

24.           Governing Law; Venue.  ALL QUESTIONS CONCERING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.  THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE PROVINCE OF ONTARIO FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY ANY OF THE PARTIES HERETO, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ANY OF THE OTHER PARTIES HERETO, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.

25.           Execution.  This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or e-mail transmission), all of which when taken together shall be considered one and the same agreement.  In the event that any signature is delivered by facsimile transmission or e-mail attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or e-mail-attached signature page were an original thereof.

26.           Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

OCCULOGIX, INC.

By:		/s/ William G. Dumencu
	Name:	William G. Dumencu
	Title:	Chief Financial Officer and Treasurer

Address for Notices:
2600 Skymark Avenue
Building 9, Suite 201
Mississauga, Ontario
L4W 5B2

Fax No.: 905-602-7623
Telephone No.: 905-602-0887
E-mail: elias.vamvakas@occulogix.com; or bill.dumencu@occulogix.com

Attention: Elias Vamvakas and William G. Dumencu

MARCHANT SECURITIES INC., as the Collateral Agent

By:		/s/Gregory L. Marchant
	Name:	Gregory L. Marchant
	Title:	President and CEO

Address for Notices:
100 York Boulevard, Suite 404
Richmond Hill, Ontario
L4B 1J8

Fax No.: 416-322-7527
Telephone No.: 416-322-9700, ext. 5000
E-mail: gmarchant@marchantsecurities.com

Attention: Gregory L. Marchant

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New Lender Signature Page

By his, her or its execution and delivery of this signature page, the undersigned hereby joins in and agrees to be bound by the terms and conditions of the Amending Agreement, dated as of May 5, 2008 (the “Agreement”), by and among OccuLogix, Inc., the New Lenders (as defined therein), the Required Lenders (as defined therein) and Marchant Securities Inc. and authorizes this signature page to be attached to the Agreement or counterparts thereof.

Name of New Lender:

By:
Name:
Title:

Address:

Telephone No.:

Facsimile No.:

E-mail Address:

Principal Amount: U.S.$

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Required Lender Signature Page

By his, her or its execution and delivery of this signature page, the undersigned Required Lender hereby (i) joins in and agrees to be bound by the terms and conditions of the Amending Agreement, dated as of May 5, 2008 (the “Agreement”), by and among OccuLogix, Inc., the New Lenders (as defined therein), the Required Lenders (as defined therein) and Marchant Securities Inc., (ii) consents to the amendments to the Loan Agreement and the Share Purchase Agreement effected by this Agreement and (iii) authorizes this signature page to be attached to the Agreement or counterparts thereof.

Name of Required Lender:

By:
Name:
Title:

Address:

Telephone No.:

Facsimile No.:

E-mail Address:

Principal Amount: U.S.$

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Exhibit A

SCHEDULE OF NEW LENDERS

New Lender	Individual New Lender’s Advance (U.S.$)

1317179 Ontario Inc.	$25,000

2144304 Ontario Inc.	$15,000

6319335 Canada Inc.	$15,000

Boteh Inc.	$25,000

Cedarview II Holdings Inc.	$50,000

Excite Holdings Corporation	$15,000

Gus Karnasiotis	$40,000

New Horizons Holdings Inc.	$20,000

Peoples International Co. Inc.	$40,000

Anthony Reisis	$30,000

Vladimir Riajskikh	$25,000

Exhibit B

SCHEDULE OF REQUIRED LENDERS

Required Lender	Required Lender’s Individual Lender’s Advance (U.S.$)

1317179 Ontario Inc.	$25,000

2144304 Ontario Inc.	$35,000

6319335 Canada Inc.	$30,000

Simon Benstead	$150,000

Boteh Inc.	$100,000

DME Holdings Inc.	$50,000

Excite Holdings Corporation	$25,000

Robert I. Gans M.D., Trustee	$15,000

Stephanie Gowing	$75,000

Gail Horwitz	$15,000

JimJan Consultants Ltd.	$150,000

MSW Investments Limited	$100,000

Mary Pejic	$65,000

Peoples International Co. Inc.	$50,000

Etienne Puckett and Tracy Puckett	$50,000

Carol Ann Rees	$75,000

Vladimir Riajskikh	$25,000

Daniel Veal and Elizabeth Veal	$75,000

Required Lender	Required Lender’s Individual Lender’s Advance (U.S.$)

Peter Volpe	$50,000

Glenn Warheit and Dayna Warheit	$10,000

Glenn A. Warheit Living Trust	$25,000

Lynne Warheit and Phil Warheit	$50,000

Dr. Brock J. Wright	$550,000

Dr. Brock Wright in trust	$100,000

Janet E. Wright	$200,000

Execution Copy

LOAN AGREEMENT

THIS LOAN AGREEMENT (this “Agreement”), dated as of ___________________, 2008, is made by and among OccuLogix, Inc. (the “Company”), a Delaware corporation with executive offices located at 2600 Skymark Avenue, Building 9, Suite 201, Mississauga, Ontario, L4W 5B2, Canada, the lenders listed on the Schedule of Lenders attached hereto as Exhibit A (individually, a “Lender” and, collectively, the “Lenders”) and Marchant Securities Inc. (the “Collateral Agent”), an Ontario corporation with offices located at 100 York Boulevard, Suite 404, Richmond Hill, Ontario, L4B 1J8, Canada.

BACKGROUND

A.            The Lenders have agreed to make available to the Company a loan in an aggregate principal amount of U.S.$3,000,000 (the “Loan”) on the terms and conditions of this Agreement.  Each of the Lenders has agreed to advance the amount set forth opposite his, her or its name on Exhibit A, representing his, her or its portion of the Loan (the “Individual Lender’s Advance”).

B.             The Company is attempting to raise additional capital by way of a private placement of shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

C.             The Company’s obligations under this Agreement will be secured by a pledge of 1,754,589 shares of the Series A Preferred Stock of OcuSense, Inc. (“OcuSense”), representing 50.1% of the issued and outstanding shares of the capital stock of OcuSense, of which the Company is the legal and beneficial owner.

D.             The proceeds of the Loan will be used (i) to fulfill the Company’s obligation, when such obligation becomes due and owing, to pay the last U.S.$2,000,000 installment of the purchase price payable to OcuSense pursuant to the Series A Preferred Stock Purchase Agreement, dated as of November 30, 2006, by and among OcuSense and the Company, as amended on October 29, 2007, and (ii) for general corporate purposes.

E.             Each of the Lenders is an “accredited investor” pursuant to Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and an “accredited investor” pursuant to National Instrument 45-106—Prospectus and Registration Exemptions (“NI 45-106”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Lenders hereby agree as follows:

ARTICLE I
LOAN

1.1           Advance.  Concurrently with his, her or its execution and delivery of this Agreement, and subject to the satisfaction or waiver of the closing conditions set forth in Article V in favor of the Lenders, each Lender shall advance to the Company his, her or its Individual Lender’s Advance by wire transfer in accordance with the Company’s instructions or by personal check.

1.2           Maturity Date.  The maturity date of the Loan (the “Maturity Date”) shall be the 180th day following the date hereof, if the Company’s management proxy statement prepared and filed in connection with the Private Placement (defined below) does not become subject to “review” by the U.S. Securities and Exchange Commission or any Canadian securities regulatory authority having jurisdiction (either, a “Securities Regulator”).  If such management proxy statement becomes subject to “review” by a Securities Regulator, then the Maturity Date shall be the 270th day following the date hereof.  The Company shall notify the Lenders as promptly as reasonably possible of whether or not such management proxy statement has become subject to “review” by a Securities Regulator.

1.3           Interest.  From the date hereof until maturity (whether by acceleration or otherwise and both before and after default), interest shall accrue on the unpaid principal amounts outstanding hereunder on a quarterly basis, without allowance or deduction, at a rate of 12% per annum, and shall be payable on the earliest to occur of (i) the Maturity Date, (ii) the Pre-payment Date (defined below) and (iii) an Event of Default (defined below).  For illustrative purposes, the Schedule of Interest attached hereto as Exhibit B sets forth the amount of interest that will be payable to each of the Lenders if the Loan remains outstanding until the Maturity Date.

1.4           Repayment.  In the absence of any pre-payment of the Loan pursuant to Section 1.5 or any Event of Default (defined below), on the Maturity Date, the Company shall pay the Lenders, in cash, the outstanding principal amount of the Loan plus accrued and unpaid interest thereon, calculated in accordance with Section 1.3.  For greater certainty, the cash paid by the Company pursuant to this Section 1.4 shall be allocated among the Lenders on a pro rata basis, in accordance with each Lender’s Individual Lender’s Advance.

1.5           Pre-payment.  At its option, and within its sole discretion, the Company may pre-pay the Loan in full at any time prior to the Maturity Date (the “Pre-Payment Date”) by:

(a)           (i) paying to the Lenders, in cash, the outstanding principal amount of the Loan plus accrued and unpaid interest thereon, calculated in accordance with Section 1.3, and (ii) issuing to the Lenders warrants (the “Warrants”), substantially in the form of the Warrant attached hereto as Exhibit C, exercisable into shares of the Common Stock, at an exercise price of U.S.$0.10 per share, and exercisable into shares of the Common Stock in an aggregate number equal to approximately 19.9% of the issued and outstanding shares of the Common Stock on the Pre-payment Date but which, in no event, shall exceed 20% of the issued and outstanding shares of the Common Stock on the Pre-payment Date (the “Warrant Shares”); or

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(b)           by no later than the tenth day following the date of closing of a private placement by the Company of shares of the Common Stock for aggregate gross proceeds of no less than U.S.$4,000,000 (the “Private Placement”), issuing to the Lenders shares of the Common Stock in an aggregate amount equal to the outstanding principal amount of the Loan plus accrued and unpaid interest thereon, calculated in accordance with Section 1.3, at a per share price that is 15% less than the per share price paid by the investors in the Private Placement but on other terms and conditions substantially similar to those accepted by the investors in the Private Placement, provided that the Company shall have obtained all of the corporate and regulatory approvals reasonably necessary for the issuance to the Lenders of shares of the Common Stock pursuant to this Section 1.5(b).

In the event of any pre-payment of the Loan pursuant to Section 1.5(a), the Warrants shall be allocated among the Lenders on a pro rata basis, in accordance with each Lender’s Individual Lender’s Advance.  Each of the Warrants shall be exercisable into a whole number of Warrant Shares, and, under no circumstance, shall the Company be obligated to issue a Warrant which, when exercised, will be exercisable into, or otherwise give rise to any obligation on the part of the Company to issue, a fractional Warrant Share.  For greater certainty, the cash portion of any pre-payment of the Loan pursuant to Section 1.5(a) shall be allocated among the Lenders on a pro rata basis, in accordance with each Lender’s Individual Lender’s Advance.

In the event of any pre-payment of the Loan pursuant to Section 1.5(b), the shares of the Common Stock to be issued to the Lenders shall be allocated among the Lenders on a pro rata basis, in accordance with each Lender’s Individual Lender’s Advance.  Under no circumstance, shall the Company be obligated to issue a fractional share of the Common Stock, and, if any fraction of a share of the Common Stock would be issuable to a Lender but for the application of this provision of this Section 1.5, then the number of shares of the Common Stock issuable to such Lender shall be rounded down to the nearest whole number.

The Warrants, the Warrant Shares and the shares of the Common Stock issued pursuant to Section 1.5(b) are referred to hereinafter, collectively, as the “Securities”.

1.6           Use of Proceeds.  The Lenders hereby acknowledge, and agree to, the use of proceeds of the Loan described in Recital D hereof.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

2.1           Representations and Warranties of the Company.  The Company hereby represents and warrants to the Lenders as follows:

(a)           Organization and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted.  The Company is not in violation of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents.  The Company is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by the Company makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have, or reasonably be expected to result in, a Material Adverse Effect (defined below).  For purposes of this Agreement, “Material Adverse Effect” means (i) a material adverse effect on the results of operations, assets, business or financial condition of the Company and its subsidiaries, taken as a whole on a consolidated basis, or (ii) material and adverse impairment of the Company’s ability to perform its obligations under this Agreement, provided that none of the following alone shall be deemed, in and of itself, to constitute a Material Adverse Effect:  (A) a change in the market price or trading volume of the Common Stock or (B) changes in general economic conditions or changes affecting the industry in which the Company operates generally (as opposed to Company-specific changes) so long as such changes do not have a disproportionate effect on the Company and its subsidiaries, taken as a whole.

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(b)           Authorization; Enforcement.  The Company has the requisite corporate authority to enter into this Agreement and to carry out its obligations hereunder.  The execution and delivery of this Agreement and the Share Pledge Agreement (defined below) have been duly authorized by all necessary corporate action on the part of the Company.  This Agreement has been duly executed and delivered by the Company and constitutes, and the Share Pledge Agreement (defined below), when executed and delivered in accordance with the terms hereof, will constitute, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies.

(c)           No Conflicts.  The execution and delivery by the Company of this Agreement and the Share Pledge Agreement (defined below), and the performance by the Company of its obligations hereunder and thereunder, do not and will not (i) conflict with or violate any provision of the Company’s certificate of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default under (or an event that, with notice or lapse of time or both, would become a default under), or give to others any rights of termination, amendment, acceleration or cancellation under (with or without notice, lapse of time or both), any agreement, credit facility, debt or other instrument evidencing a debt of the Company or other understanding to which the Company is a party, or by which any of its properties or assets is bound, except to the extent that such conflict or default or termination, amendment, acceleration or cancellation right would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject, or by which any of its properties or assets is bound, except to the extent that such violation would not reasonably be expected to have a Material Adverse Effect.

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(d)           The Securities.  On the Pre-payment Date, if any, the Securities to be issued pursuant to Section 1.5(a) or 1.5(b), as the case may be, will be duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued and outstanding, fully paid and non-assessable, free and clear of all liens and will not be subject to pre-emptive or similar rights of stockholders of the Company (other than any that may be imposed by the Lenders).

(e)           Litigation.  There is no action, suit, claim or proceeding or, to the knowledge of the Company, inquiry or investigation, before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company that would be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect.

(f)           Share Pledge Agreement.  The Share Pledge Agreement (defined below) creates a valid first priority security interest in the Collateral (defined below).

2.2           Representations and Warranties of the Lenders.

(a)           Organization; Authority.  In the case of a Lender that is not a natural person, (i) such Lender is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the requisite corporate, partnership or other power and authority to enter into this Agreement and to carry out its obligations hereunder, and (ii) the execution and delivery of this Agreement have been duly authorized by all necessary corporate, partnership or other action on the part of such Lender.  In the case of all Lenders, whether or not a natural person, this Agreement has been duly executed and delivered by such Lender and constitutes a valid and binding obligation of such Lender, enforceable against him, her or it in accordance with its terms, except as may be limited by (A) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (B) the effect of rules of law governing the availability of specific performance and other equitable remedies.

(b)           No Public Sale or Distribution.  On the Pre-payment Date, if any, such Lender will be acquiring the Warrants or shares of the Common Stock, as the case may be, and, if applicable, upon exercise of the Warrants, will be acquiring the Warrant Shares issuable upon the exercise thereof, in the ordinary course of business for his, her or its account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or under an exemption from such registration and in compliance with applicable U.S. federal and state securities laws, or except pursuant to a valid prospectus and registration under applicable Canadian provincial and territorial securities laws and regulations or under an exemption from the prospectus and registration requirements thereunder and in compliance with applicable Canadian provincial and territorial securities laws and regulations, and such Lender does not have a present arrangement to effect any distribution of the Securities to or through any person or entity.

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(c)           Investor Status.  On the date hereof and on the Pre-payment Date, if any, such Lender is and will be, respectively, (i) an “accredited investor” as defined in Rule 501(a) promulgated under Regulation D of the Securities Act, if he, she or it is a resident of the U.S., and (ii) an “accredited investor” as defined in NI 45-106, if he, she or it is a resident of Canada.

(d)           Experience of Lender.  Such Lender, either alone or together with his, her or its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of entering into this Agreement and making his, her or its Individual Lender’s Advance and the merits and risks of the prospective investment in the Securities, and such Lender has so evaluated such merits and risks.  Such Lender understands that he, she or it must bear the economic risk of an investment in the Securities, if any, indefinitely and is able to bear such risk and to afford a complete loss of such investment.

(e)           Access to Information.  Such Lender acknowledges that he, she or it has reviewed the SEC Reports (defined below) and has been afforded (i) the opportunity to ask such questions as he, she or it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of this Agreement and the merits and risks of the prospective investment in the Securities, (ii) access to information about the Company and its subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable him, her or it to evaluate the terms and conditions of this Agreement and the merits and risks of the prospective investment in the Securities and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed decision.  “SEC Reports” means the reports required to be filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, together with any materials filed or furnished by the Company under the Exchange Act, whether or not any such reports were required to be filed or furnished.

(f)             No Governmental Review.  Such Lender understands that no United States federal or state agency, Canadian provincial or territorial securities commission or any other government or governmental agency has passed on or made, or will pass on or make, any recommendation or endorsement of the Securities or the fairness or suitability of the prospective investment in the Securities.

(g)            Securities Transactions.  Such Lender has not engaged, directly or indirectly, and no person or entity acting on behalf of or pursuant to any understanding with such Lender has engaged, in any purchases or sales of any securities of the Company since the time such Lender was first contacted by the Company, or by any other person or entity, regarding an investment in the Company, including this Agreement and the transactions contemplated herein.

(h)             Restricted Securities.  Such Lender understands that the Securities will be characterized as “restricted securities” under U.S. federal securities laws inasmuch as, if issued, they will be acquired from the Company in a transaction not involving a public offering and that, under U.S. federal securities laws and applicable regulations, the Securities may be resold without registration under the Securities Act only in certain limited circumstances.  Such Lender acknowledges that all certificates representing any of the Securities will bear a restrictive legend to the foregoing effect and hereby consents to the transfer agent for the Common Stock making a notation on its records to implement the restrictions on transfer described herein.  Such Lender acknowledges that the Securities will not be qualified for distribution to the public in Canada and that such Lender will not, directly or indirectly, offer or re-sell the Securities in Canada or to any Canadian resident, or to any person or entity who is acting on behalf of a Canadian resident or to any person or entity whom he, she or it believes intends to re-offer, re-sell or deliver any of the Securities in Canada, unless permitted under applicable Canadian provincial and territorial securities laws and regulations.

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(i)           No Legal, Tax or Investment Advice.  Such Lender understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to him, her or it in connection with this Agreement and the transactions contemplated herein, including the prospective investment in the Securities, constitutes legal, tax or investment advice.  Such Lender has consulted such legal, tax and investment advisors as he, she or it, in his, her or its sole discretion, has deemed necessary or appropriate in the circumstances.

ARTICLE III
SECURITY

3.1           Share Pledge Agreement.  As continuing collateral security for all indebtedness, obligations and liabilities, present or future, absolute or contingent, matured or not, at any time owing by the Company to any of the Lenders, or remaining unpaid to any of the Lenders, under or in connection with this Agreement (collectively, the “Secured Obligations”), the Company shall execute and deliver the share pledge agreement, in the form of the Share Pledge Agreement attached hereto as Exhibit D (the “Share Pledge Agreement”).  The Share Pledge Agreement shall be entered into in favor of the Collateral Agent for the rateable benefit of the Lenders.

3.2           Appointment of Collateral Agent.  Each of the Lenders hereby irrevocably designates and appoints the Collateral Agent as the collateral agent of such Lender under the Share Pledge Agreement, and each of the Lenders hereby irrevocably authorizes the Collateral Agent, in such capacity, to take such action on such Lender’s behalf under the Share Pledge Agreement, and to exercise such powers and perform such duties, as are expressly delegated to the Collateral Agent by the provisions of this Agreement and/or the Share Pledge Agreement, together with such other powers as are reasonably incidental thereto, including the power to execute documents on behalf of the Lenders.  The Collateral Agent hereby accepts such designation and appointment and agrees to perform its obligations as collateral agent in accordance with the provisions of this Agreement and the Share Pledge Agreement.  Notwithstanding any contrary provision in this Agreement or the Share Pledge Agreement, the Collateral Agent shall not have any duties or responsibilities, except those expressly set forth herein or therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the Share Pledge Agreement or otherwise shall exist against the Collateral Agent.  The Collateral Agent hereby declares that it shall hold the collateral charged by the Share Pledge Agreement (the “Collateral”) and the rights granted to it under this Agreement and the Share Pledge Agreement solely in its capacity as collateral agent for the rateable benefit of the Lenders.  Notwithstanding any other provision in this Agreement or the Share Pledge Agreement, the Collateral Agent may refrain from doing anything which would be, or might be in its reasonable opinion, contrary to any applicable law.

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3.3           Delegation of Duties.  The Collateral Agent may perform any of its duties under this Agreement and the Share Pledge Agreement by or through agents or attorneys-in-fact and shall be entitled to rely upon the advice of counsel concerning all matters pertaining to such duties.  The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact, provided that they were selected by the Collateral Agent with reasonable care.

3.4           Exculpatory Provisions.  None of the Collateral Agent or any of its officers, directors, employees, agents or attorneys-in-fact shall be liable for any action lawfully taken or omitted to be taken by it or such person under, or in connection with, this Agreement or the Share Pledge Agreement (except for its or such person’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction).  The Collateral Agent shall have no obligation to any of the Lenders to ascertain, or to inquire as to, the observance or performance by the Company of any of its agreements or covenants contained herein or the Share Pledge Agreement or to inspect the properties, books or records of the Company.

3.5           Reliance by Collateral Agent.  The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, fax, statement, e-mail message, order or other document or conversation believed by the Collateral Agent to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon the advice of legal counsel, accountants or other experts.  The Collateral Agent shall be entitled to refuse to take, or continue to take, any action under this Agreement or the Share Pledge Agreement unless it first receives such advice or concurrence of Required Lenders (defined below) as the Collateral Agent deems appropriate or unless it shall be indemnified to its satisfaction by the Lenders against any and all liability that may be incurred by it by reason of taking, or continuing to take, such action.  For purposes of this Agreement, “Required Lenders” means Lenders whose Individual Lender’s Advances, in aggregate, total 50% or more of the principal amount of the Loan.  In all cases, the Collateral Agent shall be fully protected in acting, or in refraining from acting, under this Agreement or the Share Pledge Agreement in accordance with any written request of Required Lenders, and such request, together with any action or omission pursuant thereto, shall be binding upon all of the Lenders.

3.6           Indemnification.  Each of the Lenders hereby agrees to indemnify the Collateral Agent in its capacity as collateral agent, ratably in accordance with his, her or its Individual Lender’s Advance, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may be imposed on, incurred by or asserted against the Collateral Agent, at any time (including at any time following the payment in full of the Secured Obligations), in any way relating to, or arising from, this Agreement or the Share Pledge Agreement, or the transactions contemplated herein or therein, or any action or omission in connection with any of the foregoing (the “Collateral Agent’s Claims”), provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Collateral Agent’s gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.  This Section 3.6 shall survive until the first anniversary of the date of payment in full of the Secured Obligations.

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3.7           Successor Collateral Agent.  The Collateral Agent may resign as collateral agent upon 20 days’ prior written notice to the Lenders and the Company.  If Required Lenders deem it advisable, they may terminate the Collateral Agent’s authority to act on behalf of the Lenders pursuant to this Article III upon 20 days’ prior written notice to the other Lenders and the Company.  If the Collateral Agent resigns, or if its authority to act on behalf of the Lenders is terminated, pursuant to this Section 3.7, then Required Lenders shall appoint, from among the Lenders, a successor collateral agent, which successor collateral agent shall be approved by the Company (which approval shall not be withheld unreasonably), whereupon such successor collateral agent shall succeed to the rights, powers and duties of the Collateral Agent, and the term “Collateral Agent” shall mean such successor collateral agent effective upon such appointment and approval, and whereupon the former Collateral Agent’s rights, powers and duties as collateral agent shall be terminated, without any other further act or deed on the part of any of the former Collateral Agent, the Lenders or the Company.  After its resignation or termination as collateral agent, the provisions of this Article III shall inure to the benefit of any former Collateral Agent with respect to any and all of its actions or omissions while it acted as collateral agent under this Agreement and the Share Pledge Agreement.

3.8           Enforcement of Security.  Upon an Event of Default (defined below), the security constituted by the Share Pledge Agreement (the “Security”) shall become enforceable, and Required Lenders thereafter may provide the Collateral Agent with a written request to enforce the Security.

3.9           Application of Proceeds of Realization.  Subject to the claims, if any, of the Company’s creditors whose claims rank in priority to the Security, all cash Proceeds of Realization (defined below) shall be applied and distributed as follows:

(a)           first, to the payment of all reasonable costs and expenses incurred by the Collateral Agent (including legal fees and disbursements) in the exercise of any or all of the powers granted to it under this Agreement and/or the Share Pledge Agreement and to the payment of the remuneration of any receiver appointed by the Collateral Agent or by a court at the instance of the Collateral Agent in respect of the Collateral or any part thereof (a “Receiver”) and all costs and expenses properly incurred by such Receiver (including legal fees and disbursements) in the exercise of any or all of the powers granted to it;

(b)           second, to the payment of all amounts of money borrowed or advanced, if any, by the Collateral Agent or a Receiver and any interest thereon;

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(c)           third, to the payment of the Secured Obligations to the Lenders, pro rata in accordance with their respective Individual Lender’s Advances; and

(d)           the balance, if any, in accordance with applicable law.

“Proceeds of Realization” means proceeds derived by, or on behalf of, the Collateral Agent from any sale, disposition or other realization of the Collateral.

3.10           Discharge of Security.  In the event of a permitted sale or other disposition of any of the Collateral, the Security therein shall terminate automatically and be deemed discharged and released.  Each of the Lenders hereby authorizes the Collateral Agent, at the expense of the Company, to execute and deliver such discharges and other instruments necessary or advisable for the purposes of releasing and discharging the Security therein, of recording the provision or effect thereof in any public office where the Security may be registered or recorded and of more fully and effectively carrying out the intent of this Section 3.10.

3.11           Further Assurances.  From time to time, upon the reasonable request of the Collateral Agent, the Company shall make, do and execute and deliver, or cause to be made, done and executed and delivered, all such further acts, deeds, assurances, documents and things as may be necessary or advisable, in the reasonable opinion of the Collateral Agent, to perfect the Security or to carry out more fully and effectively the intent of this Agreement and the Share Pledge Agreement.

ARTICLE IV
COVENANTS

4.1           Covenants of the Company.  Until the Secured Obligations are paid in full, the Company hereby agrees:

(a)           to pay, whenever due, all principal, interest and other amounts outstanding under this Agreement;

(b)           to comply with all of its obligations under this Agreement and the Share Pledge Agreement;

(c)           to notify the Lenders and the Collateral Agent promptly of (i) any material breach by the Company of its representations and warranties or covenants herein or in the Share Pledge Agreement and (ii) any Event of Default (defined below);

(d)           not to create, assume or suffer to exist any lien upon the Collateral ranking ahead of, or in priority to, the Security;

(e)           not to sell, or otherwise dispose of, the Collateral unless the proceeds of such sale or disposition shall be sufficient to pay the Secured Obligations in full and shall be so used, provided that nothing in this Section 4.1(e) shall be read or construed as prohibiting the Company from selling, or otherwise disposing of, the Collateral if the proceeds of such sale or disposition shall be sufficient to pay the Secured Obligations in full and shall be so used; and

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(f)           to do, or cause to be done, all things necessary or desirable to maintain the Company’s existence and good standing under the laws of the State of Delaware and the Company’s legal authority to own and use its properties and assets and to carry on its business as currently conducted.

4.2           Covenants of the Lenders.  Each of the Lenders hereby, as to himself, herself or itself and for no other Lender, agrees:

(a)           to notify the Company promptly of any material breach by him, her or it of his, her or its representations and warranties or covenants herein;

(b)           at the Closing (defined below), to complete and execute and deliver the Accredited Investor Certificate attached hereto as Exhibit E, if such Lender is a resident of the U.S., and the Accredited Investor Certificate attached hereto as Exhibit F, if such Lender is a resident of Canada (either, the “Accredited Investor Certificate”);

(c)           at all times until the Maturity Date, to remain (i) an “accredited investor” as defined in Rule 501(a) promulgated under Regulation D of the Securities Act, if he, she or it is a resident of the U.S., and (ii) an “accredited investor” as defined in NI 45-106, if he, she or it is a resident of Canada; and

(d)           upon a breach of the covenant contained in Section 4.2(c), to assign his, her or its rights and obligations under, and his, her or its right, title and interest in and to, this Agreement and the Share Pledge Agreement, to a U.S. or Canadian resident third party approved by the Company in writing (which approval shall not be withheld unreasonably) that qualifies as an “accredited investor” as defined in Rule 501(a) promulgated under Regulation D of the Securities Act, if such third party is a resident of the U.S., and an “accredited investor” as defined in NI 45-106, if such third party is a resident of Canada, and that certifies in writing its “accredited investor” status and agrees, in writing, to assume such Lender’s obligations under this Agreement.

ARTICLE V
CONDITIONS

5.1           Closing Conditions in Favor of the Lenders.  The obligation of each of the Lenders to advance its Individual Lender’s Advance is subject to the satisfaction, or the waiver by such Lender, on or prior to such advance (the “Closing”), of each of the following conditions:

(a)           Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date hereof and as of the Closing as though made on and as of such date;

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(b)           Share Pledge Agreement.  The Company shall have executed and delivered the Share Pledge Agreement; and

(c)           Performance.  The Company shall have performed, satisfied and complied with, in all material respects, all covenants, agreements and conditions required by this Agreement or the Share Pledge Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

5.2           Closing Conditions in Favor of the Company.  The entering into of this Agreement by the Company with each of the Lenders, and the acceptance by the Company of such Lender’s Individual Lender’s Advance, is subject to the satisfaction, or the waiver by the Company, at or prior to the Closing, of each of the following conditions:

(a)           Representations and Warranties.  The representations and warranties of such Lender contained herein shall be true and correct in all material respects as of the date hereof and as of the Closing as though made on and as of such date;

(b)           Accredited Investor Certificate.  Such Lender shall have completed and executed and delivered the Accredited Investor Certificate in accordance with Section 4.2(b); and

(c)           Performance.  Such Lender shall have performed, satisfied and complied with, in all material respects, all other covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by him, her or it at or prior to the Closing.

ARTICLE VI
EVENTS OF DEFAULT

6.1           Events of Default.  The occurrence of any of the following events shall constitute an “Event of Default”:

(a)           Failure to Pay.  The Company defaults in the payment, when due and payable, of the outstanding principal amount of the Loan plus accrued and unpaid interest thereon, calculated in accordance with Section 1.3, and such default continues for seven days or longer;

(b)           Breach of Representation and Warranty or Covenant.  Without duplication of Section 6.1(a), the Company breaches, in a material respect, any representation and warranty or covenant contained herein or in the Share Pledge Agreement and fails to remedy such material breach, to the satisfaction of Required Lenders, on or prior to the tenth day following the earlier to occur of (i) the date on which Required Lenders notify the Company, in writing, of such material breach and (ii) the date on which the Company becomes aware of such material breach; or

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(c)           Bankruptcy.  The Company (i) commences a voluntary case or proceeding, (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding, (iii) consents to the appointment of a trustee, receiver, receiver and manager, liquidator, administrator or other similar official of it or for all or substantially all of its properties and assets, (iv) makes a general assignment for the benefit of its creditors, (v) consents to the filing of a petition in bankruptcy against it or (vi) takes any comparable action, under the Bankruptcy and Insolvency Act (Canada), the Companies Creditors Arrangement Act (Canada) or Title 11 of the United States Code, as such laws may be supplemented or amended from time to time, together with all rules, regulations and instruments made thereunder, or any other similar Canadian law, U.S. federal or state law or foreign law relating to bankruptcy, insolvency, winding up, administration, receivership or other similar matters.

Upon an Event of Default, Required Lenders may declare the outstanding principal amount of the Loan plus accrued and unpaid interest thereon, calculated in accordance with Section 1.3, to be due and payable immediately.

ARTICLE VII
GENERAL

7.1           Amendments; Waivers.  No provision of this Agreement or the Share Pledge Agreement may be amended or waived except in a written instrument signed, (i) in the case of an amendment, by the Company, Required Lenders and the Collateral Agent or (ii) in the case of a waiver, by the party against whom enforcement of any such waiver is sought, provided that, in the case of waiver by or on behalf of all of the Lenders, such written instrument shall be signed by Required Lenders.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.  The Collateral Agent may enter into technical, minor or administrative amendments to the Share Pledge Agreement without the consent of the Lenders.

7.2           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address referred to in this Section 7.2 prior to 6:30 p.m. (Eastern time) on a business day in the Province of Ontario (“Business Day”), (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile or e-mail at the facsimile number or e-mail address referred to in this Section 7.2 on a day that is not a Business Day or later than 6:30 p.m. (Eastern time) on any Business Day, (c) the Business Day following the date of deposit with a nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given.  The addresses, facsimile numbers and e-mail addresses for such notices and communications are those set forth on the signature pages hereof, or such other address, facsimile number or e-mail address as may be designated in writing hereafter, in the same manner, by the relevant party hereto.

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7.3           Survival.  All representations and warranties and covenants herein shall survive the execution and delivery of this Agreement and the advance by each of the Lenders of his, her or its Individual Lender’s Advance.

7.4           Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

7.5           Meaning of “Including”.  The word “including”, whenever used in this Agreement, shall be deemed to be followed by the phrase “without limitation”.

7.6           Entire Agreement.  This Agreement, together with the Exhibits hereto, and the Share Pledge Agreement contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such agreements and exhibits.  At or after the Closing, and without further consideration, the parties hereto will make, do and execute and deliver, or cause to be made, done and executed and delivered, such further acts, deeds, assurances, documents and things as may be reasonably requested by any of the other parties hereto in order to give practical effect to the intention of the parties hereunder.

7.7           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.  The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Required Lenders.  Without derogating from the obligation contained in Section 4.2(d), each of the Lenders may assign its rights and obligations under, and his, her or its right, title and interest in and to, this Agreement to a U.S. or Canadian resident third party approved by the Company in writing (which approval shall not be withheld unreasonably) that qualifies as an “accredited investor” as defined in Rule 501(a) promulgated under Regulation D of the Securities Act, if such third party is a resident of the U.S., and an “accredited investor” as defined in NI 45-106, if such third party is a resident of Canada, and that certifies in writing its “accredited investor” status and agrees, in writing, to assume such Lender’s obligations under this Agreement.

7.8           No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

7.9           Governing Law; Venue.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.  THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE PROVINCE OF ONTARIO FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY ANY OF THE PARTIES HERETO, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF THE SHARE PLEDGE AGREEMENT), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ANY OF THE OTHER PARTIES HERETO, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.

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7.10          Execution.  This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts (including by facsimile or e-mail transmission), all of which when taken together shall be considered one and the same agreement.  In the event that any signature is delivered by facsimile transmission or e-mail attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or e-mail-attached signature page were an original thereof.

7.11          Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

[SIGNATURE PAGES TO FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

By:
	Name:	William G. Dumencu
	Title:	Chief Financial Officer and Treasurer

Address for Notices:
2600 Skymark Avenue
Building 9, Suite 201
Mississauga, Ontario
L4W 5B2

Fax No.: 905-602-7623
Telephone No.: 905-602-0887
E-mail: elias.vamvakas@occulogix.com; or bill.dumencu@occulogix.com

Attention: Elias Vamvakas and William G. Dumencu

MARCHANT SECURITIES INC., as the Collateral Agent

By:
	Name:	Gregory L. Marchant
	Title:	President and CEO

Address for Notices:
100 York Boulevard, Suite 404
Richmond Hill, Ontario
L4B 1J8

Fax No.: 416-322-7527
Telephone No.: 416-322-9700, ext. 5000
E-mail: gmarchant@marchantsecurities.com

Attention: Gregory L. Marchant

16

Lender Signature Page

By his, her or its execution and delivery of this signature page, the undersigned hereby joins in and agrees to be bound by the terms and conditions of the Loan Agreement, dated as of ____________________, 2008 (the “Loan Agreement”), by and among OccuLogix, Inc., the Lenders (as defined therein) and Marchant Securities Inc. and authorizes this signature page to be attached to the Loan Agreement or counterparts thereof.

Name of Lender:

By:
Name:
Title:

Address:

Telephone No.:

Facsimile No.:

E-mail Address:

Principal Amount: U.S.$

17

Exhibit A

SCHEDULE OF LENDERS

Lender	Individual Lender’s Advance (U.S.$)
1243690 Ontario Inc.	$90,000

1317179 Ontario Inc.	$25,000

2144304 Ontario Inc.	$35,000

6319335 Canada Inc.	$30,000

Nikolai Antropov	$50,000

Simon Benstead	$150,000

Botch Inc.	$100,000

Jennifer Colton	$10,000

Michael Colton	$10,000

Prakesh Dhadphale	$25,000

Julia Della Maestra	$200,000

Discovery Place Child Care Centre Ltd.	$50,000

DME Holdings Inc.	$50,000

Excite Holdings Corporation	$25,000

Robert I. Gans, M.D., Trustee	$15,000

Stephanie Gowing	$75,000

Gail M. Horwitz	$15,000

JimJan Consultants Inc.	$150,000

Kaleo Financial Inc.	$75,000

Deborah A. Karp, as Trustee under the Deborah A. Karp Revocable Trust Agreement dated May 6, 2004	$20,000

Lender	Individual Lender’s Advance (U.S.$)
Peter McCague	$25,000

MSW Investments Limited	$100,000

Chris Nianiaris	$125,000

Terry O’Neal	$50,000

Simon Padzensky	$50,000

Mary Pejic	$65,000

Peoples International Co. Inc.	$50,000

Etienne Puckett and Tracy Puckett	$50,000

Carol Ann Rees	$75,000

Vladimir Riajskikh	$25,000

Daniel Veal and Elizabeth Veal	$75,000

Jimmy Veal and Linda Veal	$50,000

Zachry Veal and Leigh Veal	$75,000

Peter Volpe	$50,000

Glenn Warheit and Dayna Warheit, Joint Tenants	$10,000

Glenn Warheit, Trustee FBO Glenn A. Warheit Living Trust	$25,000

Lynne Warheit and Phil Warheit, Joint Tenants	$50,000

Dr. Brock Wright	$550,000

Dr. Brock Wright in trust	$100,000

Janet E. Wright	$200,000

Exhibit B

SCHEDULE OF INTEREST

Lender	Individual Lender’s Advance (U.S.$)	Interest earned for 180 days	Interest earned for 270 days
1243690 Ontario Inc.	$90,000	$5,326.03	$7,989.04
1317179 Ontario Inc.	$25,000	$1,479.45	$2,219.18
2144304 Ontario Inc.	$35,000	$2,071.23	$3,106.85
6319335 Canada Inc.	$30,000	$1,775.34	$2,663.01
Nikolai Antropov	$50,000	$2,958.90	$4,438.36
Simon Benstead	$150,000	$8,876.71	$13,315.07
Boteh Inc.	$100,000	$5,917.81	$8,876.71
Jennifer Colton	$10,000	$591.78	$887.67
Michael Colton	$10,000	$591.78	$887.67
Prakesh Dhadphale	$25,000	$1,479.45	$2,219.18
Julia Della Maestra	$200,000	$11,835.62	$17,753.42
Discovery Place Child Care Centre Ltd.	$50,000	$2,958.90	$4,438.36
DME Holdings Inc.	$50,000	$2,958.90	$4,438.36
Excite Holdings Corporation	$25,000	$1,479.45	$2,219.18
Robert I. Gans, M.D., Trustee	$15,000	$887.67	$1,331.51
Stephanie Gowing	$75,000	$4,438.36	$6,657.53
Gail M. Horwitz	$15,000	$887.67	$1,331.51
JimJan Consultants Inc.	$150,000	$8,876.71	$13,315.07
Kaleo Financial Inc.	$75,000	$4,438.36	$6,657.53
Deborah A. Karp, as Trustee under the Deborah A. Karp Revocable Trust Agreement dated May 6, 2004	$20,000	$1,183.56	$1,775.34
Peter McCague	$25,000	$1,479.45	$2,219.18
MSW Investments Limited	$100,000	$5,917.81	$8,876.71
Chris Nianiaris	$125,000	$7,397.26	$11,095.89
Terry O’Neal	$50,000	$2,958.90	$4,438.36
Simon Padzensky	$50,000	$2,958.90	$4,438.36
Mary Pejic	$65,000	$3,846.58	$5,769.86
Peoples International Co. Inc.	$50,000	$2,958.90	$4,438.36
Etienne Puckett and Tracy Puckett	$50,000	$2,958.90	$4,438.36
Carol Ann Rees	$75,000	$4,438.36	$6,657.53
Vladimir Riajskikh	$25,000	$1,479.45	$2,219.18
Daniel Veal and Elizabeth Veal	$75,000	$4,438.36	$6,657.53
Jimmy Veal and Linda Veal	$50,000	$2,958.90	$4,438.36
Zachry Veal and Leigh Veal	$75,000	$4,438.36	$6,657.53
Peter Volpe	$50,000	$2,958.90	$4,438.36
Glenn Warheit and Dayna Warheit, Joint Tenants	$10,000	$591.78	$887.67
Glenn Warheit, Trustee FBO Glenn A. Warheit Living Trust	$25,000	$1,479.45	$2,219.18
Lynne Warheit and Phil Warheit, Joint Tenants	$50,000	$2,958.90	$4,438.36
Dr. Brock Wright	$550,000	$32,547.95	$48,821.92
Dr. Brock Wright in trust	$100,000	$5,917.81	$8,876.71
Janet E. Wright	$200,000	$11,835.62	$17,753.42
Totals	$3,000,000	$177,534.25	$266,301.37

Exhibit C

WARRANT

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

NEITHER THESE SECURITIES NOR THE SECURITIES FOR WHICH THESE SECURITIES ARE EXERCISABLE ARE QUALIFIED FOR DISTRIBUTION IN ANY OF THE PROVINCES OR TERRITORIES OF CANADA AND MAY NOT BE OFFERED OR SOLD IN ANY PROVINCE OR TERRITORY OF CANADA EXCEPT PURSUANT TO A VALID PROSPECTUS AND REGISTRATION UNDER APPLICABLE CANADIAN PROVINCIAL AND TERRITORIAL SECURITIES LAWS AND REGULATIONS (COLLECTIVELY, “CANADIAN SECURITIES LAWS”) OR UNDER AN EXEMPTION FROM THE PROSPECTUS AND REGISTRATION REQUIREMENTS THEREUNDER AND IN ACCORDANCE WITH CANADIAN SECURITIES LAWS.

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

OCCULOGIX, INC.

WARRANT

Warrant No. _______	Dated: ■, 2008

OCCULOGIX, INC., a Delaware corporation (the “Company”), hereby certifies that, for value received, ______________________________ or its registered assigns (the “Holder”) is entitled to purchase from the Company up to a total of _________________ shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”) at an exercise price equal to U.S.$0.10 per share (as adjusted from time to time as provided in Section 9, the “Exercise Price”), at any time on or after the 180th day following the Pre-Payment Date (as defined in the Loan Agreement (defined below)) (the “Initial Exercise Date”) and through and including the date that is five years from the date of issuance hereof (the “Expiration Date”), and subject to the following terms and conditions.  This Warrant (this “Warrant”) is one of a series of similar warrants issued pursuant to Section 1.5(a) of that certain Loan Agreement, dated as of ■, 2008 by and among the Company, the Lenders identified therein and Marchant Securities Inc. (the “Loan Agreement”).  All such warrants are referred to herein, collectively, as the “Warrants.”

1.           Definitions.  In addition to the terms defined elsewhere in this Warrant, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Loan Agreement.

2.           Registration of Warrant.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the Holder of record hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder and for all other purposes, absent actual notice to the contrary.

3.           Registration of Transfers.  The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed, to the transfer agent for the Common Stock (the “Transfer Agent”) or to the Company at its address specified herein.  Upon any such registration of transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder.  The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

4.           Exercise and Duration of Warrants.

(a)           This Warrant shall be exercisable by the registered Holder at any time and from time to time on or after the Initial Exercise Date to and including the Expiration Date.  At 6:30 p.m. (Eastern time) on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value; provided that, if the average of the Closing Prices (defined below) for the five Trading Days (defined below) immediately prior to (but not including) the Expiration Date exceeds the Exercise Price on the Expiration Date, then this Warrant shall be deemed to have been exercised in full (to the extent not previously exercised) on a “cashless exercise” basis at 6:30 p.m. (Eastern time) on the Expiration Date.  For purposes of this Warrant, “Closing Price” means, for any date, the closing price per share of the Common Stock for such date (or the nearest preceding date) on the primary stock market or exchange or quotation system on which the Common Stock is then listed or quoted (the “Primary Trading Market”).  For purposes of this Warrant, “Trading Day” means (i) any day on which the Common Stock is listed or quoted and traded on the Primary Trading Market, or (ii) if trading ceases to occur on the Primary Trading Market, any business day in the State of New York.

(b)           A Holder may exercise this Warrant by delivering to the Company (i) an exercise notice, in the form attached hereto (the “Exercise Notice”), appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares as to which this Warrant is being exercised (which may take the form of a “cashless exercise” if so indicated in the Exercise Notice), and the date such items are delivered to the Company (as determined in accordance with the notices provision hereof) is an “Exercise Date”.  The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder.  Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Warrant and issuance of a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

5.           Delivery of Warrant Shares.

(a)           Upon exercise of this Warrant, the Company shall promptly (but in no event later than five Trading Days after the Exercise Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder, and in such name or names as the Holder may designate, a certificate for the Warrant Shares issuable upon such exercise, free of restrictive legends unless the Warrant Shares are not freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act.  The Holder, or any person or entity so designated by the Holder to receive Warrant Shares, shall be deemed to have become the holder of record of such Warrant Shares as of the Exercise Date.  The Company shall, upon request of the Holder, use its best efforts to deliver Warrant Shares hereunder electronically through The Depository Trust Company or another established clearing corporation performing similar functions.

(b)           This Warrant is exercisable, either in its entirety or, from time to time, for a portion of the number of Warrant Shares.  Upon surrender of this Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

(c)           In addition to any other rights available to a Holder, if the Company fails to deliver to the Holder a certificate representing Warrant Shares by the third Trading Day after the date on which delivery of such certificate is required by this Warrant, and if after such third Trading Day the Holder purchases (in an open market transaction or otherwise) shares of the Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three Trading Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of the Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of the Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate representing such shares of the Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) the number of such shares of the Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company’s obligation to deliver such certificate.

(d)           The Company’s obligations to issue and deliver Warrant Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or entity or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person or entity of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person or entity, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Warrant Shares.  Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of the Common Stock upon exercise of this Warrant as required pursuant to the terms hereof.

6.           Charges, Taxes and Expenses.  Issuance and delivery of certificates for shares of the Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

7.           Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and a customary and reasonable bond or indemnity, if requested.  Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third party costs as the Company may prescribe.

8.           Reservation of Warrant Shares.  The Company covenants that it will, at all times, reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from pre-emptive rights or any other contingent purchase rights of persons other than the Holder (after giving effect to the adjustments and restrictions of Section 9, if any).  The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and non-assessable.  The Company will take all such action as may be necessary to assure that such shares of the Common Stock may be issued as provided herein without violation of any applicable law or regulation or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

9.           Certain Adjustments.  The Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a)           Stock Dividends and Splits.  If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on the Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of the Common Stock, (ii) subdivides outstanding shares of the Common Stock into a larger number of shares or (iii) combines outstanding shares of the Common Stock into a smaller number of shares, then in each such case, the Exercise Price shall be multiplied by a fraction, of which the numerator shall be the number of shares of the Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of the Common Stock outstanding immediately after such event.  Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b)           Pro Rata Distributions.  If the Company, at any time while this Warrant is outstanding, distributes to holders of the Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of the Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security or (iv) any other asset other than cash dividends out of earnings (in each case, “Distributed Property”), then in each such case, the Holder shall be entitled, upon exercise of this Warrant for the purchase of any or all of the Warrant Shares issuable upon the exercise of this Warrant, to receive the amount of Distributed Property which would have been payable to the Holder, had the Holder been the holder of such Warrant Shares on the record date for the determination of stockholders entitled to such Distributed Property.  The Company will, at all times, set aside in escrow and keep available for distribution to the Holder, upon exercise of this Warrant, a portion of the Distributed Property to satisfy the distribution to which the Holder is entitled pursuant to the preceding sentence.

(c)           Fundamental Transactions.  If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation shall be effected (all such transactions being hereinafter referred to as a “Fundamental Transaction”), then the Company shall use its best efforts to ensure that lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of this Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of this Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and, in any such case, appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Exercise Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any share of stock, securities or assets thereafter deliverable upon the exercise thereof.  The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless, prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Holder, at the last address of the Holder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase and the other obligations under this Warrant.  The provisions of this Section 9(c) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions, each of which transactions shall also constitute a Fundamental Transaction.

(d)           Number of Warrant Shares.  Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section 9, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased (as the case may be) proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the decreased or increased (as the case may be) number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(e)           Calculations.  All calculations under this Section 9 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable.  The number of shares of the Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of the Common Stock.

(f)           Notice of Adjustments.  Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based.  Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Transfer Agent.

(g)           Notice of Corporate Events.  If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of the Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company, (ii) authorizes or approves, enters into any agreement contemplating, or solicits stockholder approval for, any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least ten calendar days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

10.           Payment of Exercise Price.  The Holder shall pay the Exercise Price in immediately available funds; provided, however, that the Holder may satisfy its obligation to pay the Exercise Price through a “cashless exercise”, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Loan Agreement.

11.           Fractional Shares.  The Company shall not be required to issue, or cause to be issued, fractional Warrant Shares on the exercise of this Warrant.  If any fraction of a Warrant Share would, except for the provisions of this Section 11, be issuable upon exercise of this Warrant, the number of Warrant Shares to be issued will be rounded down to the nearest whole share.

12.           Notices.  Any and all notices or other communications or deliveries hereunder (including, without limitation, any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Loan Agreement prior to 6:30 p.m. (Eastern time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in the Loan Agreement on a day that is not a Trading Day or later than 6:30 p.m. (Eastern time) on any Trading Day, (iii) the Trading Day following the date of delivery to the courier service, if sent by a nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.  The address for such notices or communications shall be as set forth in the Loan Agreement.

13.           Warrant Agent.  The Company shall serve as warrant agent under this Warrant. Upon 30 days’ notice to the Holder, the Company may appoint a new warrant agent.  Any corporation into which the Company or any new warrant agent may be merged, or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party, or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or stockholder services business, shall be a successor warrant agent under this Warrant without any further act.  Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder’s last address as shown on the Warrant Register.

14.           Miscellaneous.

(a)           Subject to the restrictions on transfer set forth on the first page hereof, this Warrant may be assigned by the Holder.  This Warrant may not be assigned by the Company except to a successor in the event of a Fundamental Transaction.  This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any person or entity other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant.  This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

(b)           The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will, at all times and in good faith, assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.  Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable Warrant Shares on the exercise of this Warrant and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Warrant.

(c)           GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL.  ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT AND THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.  EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF.  NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH OF THE COMPANY AND THE HOLDER HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

(d)           The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(e)           In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not, in any way, be affected or impaired thereby, and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

OCCULOGIX, INC.

By:
Name:	William G. Dumencu
Title:	Chief Financial Officer and Treasurer

FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of the Common Stock under the foregoing Warrant)

To:  OCCULOGIX, INC.

The undersigned is the Holder of Warrant No. _______ (the “Warrant”) issued by OCCULOGIX, INC., a Delaware corporation (the “Company”).  Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

1.	The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.

2.	The undersigned Holder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant.

3.	The Holder intends that payment of the Exercise Price shall be made as (check one):

____           “Cash Exercise” under Section 10

____           “Cashless Exercise” under Section 10

4.	If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

5.	Pursuant to this exercise, the Company shall deliver to the Holder _______________ Warrant Shares in accordance with the terms of the Warrant.

6.	Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.

7.
The Holder hereby represents and warrants to the Company that the Holder is (i) an “accredited investor” as defined in Rule 501(a) promulgated under Regulation D of the Securities Act of 1933, as amended, if the Holder is a resident of the U.S. and (ii) an “accredited investor” as defined in National Instrument 45-106—Prospectus and Registration Exemptions, if the Holder is a resident of Canada.

Dated: ____________________, ______	Name of Holder:

(Print)

By:
Name:
Title:
(Signature must conform in all respects to name of the Holder as specified on the face of the Warrant)

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Warrant to purchase ____________ shares of Common Stock of OCCULOGIX, INC. to which the within Warrant relates and appoints ________________ attorney to transfer said right on the books of OCCULOGIX, INC. with full power of substitution in the premises.

Dated: ____________________, ______
(Signature must conform in all respects to name of the Holder as specified on the face of the Warrant)

Address of Transferee

In the presence of:

Exhibit D

SHARE PLEDGE AGREEMENT

THIS SHARE PLEDGE AGREEMENT (this “Share Pledge Agreement”), dated as of ■, 2008, is made by OccuLogix, Inc. (the “Pledgor”), a Delaware corporation with executive offices located at 2600 Skymark Avenue, Building 9, Suite 201, Mississauga, Ontario, L4W 5B2, Canada, in favor of Marchant Securities Inc. (the “Pledgee”), in its capacity as the Collateral Agent under that certain Loan Agreement, dated as of the date hereof, by and among the Pledgor, the Lenders identified therein and the Pledgee (the “Loan Agreement”), an Ontario corporation with offices located at 100 York Boulevard, Suite 404, Richmond Hill, Ontario, L4B 1J8, Canada.

BACKGROUND

A.           Pursuant to the Loan Agreement, the Lenders identified therein have agreed to make available to the Pledgor a loan in an aggregate principal amount of U.S.$3,000,000.

B.           The Pledgor agreed to secure its obligations under the Loan Agreement by a pledge of 1,754,589 shares of the Series A Preferred Stock of OcuSense, Inc. (the “Pledged Shares”), representing 50.1% of the issued and outstanding shares of the capital stock of OcuSense, Inc., of which the Pledgor is the legal and beneficial owner, pursuant to this Share Pledge Agreement.

C.           Pursuant to the Loan Agreement, each of the Lenders irrevocably designated and appointed the Pledgee as the collateral agent of such Lender under this Share Pledge Agreement, for the rateable benefit of the Lenders.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Share Pledge Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Pledgor and the Pledgee hereby agree as follows:

1.           Definitions.  In addition to the terms defined elsewhere in this Share Pledge Agreement, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Loan Agreement.

2.           Collateral.  The Pledged Shares, together with all proceeds thereof, including any securities or monies received on account thereof and at the time held by the Pledgee hereunder, are referred to herein as the “Collateral”.

3.           Secured Obligations.  This Share Pledge Agreement is made by the Pledgor for the benefit of the Pledgee in order to secure all indebtedness, obligations and liabilities, present or future, absolute or contingent, matured or not, at any time owing by the Pledgor to any of the Lenders, or remaining unpaid to any of the Lenders, under or in connection with the Loan Agreement, including:

(a)           the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise, including upon the occurrence of an Event of Default) of all obligations and liabilities of the Pledgor, now existing or hereafter incurred under, or arising out of or in connection with, the Loan Agreement; and

(b)           in the event of any proceeding for the collection of the Secured Obligations (defined below) or the enforcement of this Share Pledge Agreement after the failure to repay the Loan in full when due (whether at the stated maturity, by acceleration or otherwise, including upon the occurrence of an Event of Default), the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable legal fees and disbursements actually incurred;

all such indebtedness, obligations and liabilities being referred to herein as the “Secured Obligations”.

4.           Pledge.  In order to secure the full and prompt payment when due of the Secured Obligations and for the purposes set forth in Section 3, the Pledgor hereby:  (i) grants to the Pledgee a continuing first priority security interest in the Collateral; (ii) pledges the Pledged Shares to, and deposits them with, the Pledgee and agrees to deliver to the Pledgee all certificates representing the Pledged Shares, accompanied by undated stock transfer powers duly executed in blank on behalf of the Pledgor, or such other instruments of transfer as are reasonably acceptable to the Pledgee, which certificates, stock transfer powers and other instruments of transfer, if any, at the Pledgee’s option, may be registered in the name of the Pledgee or its nominee on and after the occurrence of an Event of Default that is continuing; and (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of the Pledgor’s right, title and interest in and to the Pledged Shares; provided, however, that the Pledgor shall be permitted to sell, or otherwise dispose of, the Collateral if the proceeds of such sale or disposition shall be sufficient to pay the Secured Obligations in full and shall be so used.  The Pledgee hereby agrees, in connection with such sale or disposition, to make, do and execute and deliver, or cause to be made, done and executed and delivered, such further acts, deeds, assurances, documents and things as the Pledgor reasonably requests, including, without limitation, to return to the Pledgor the certificate representing the Pledged Shares.

5.           Attachment.  The Pledgor hereby acknowledges that the security interest hereby created attaches upon the execution of this Share Pledge Agreement (or, in the case of any after-acquired property, upon the date of acquisition by the Pledgor of any rights therein), that value has been given by the Pledgee and that the Pledgor has (or, in the case of any after-acquired property, will have) rights in the Collateral or the power to transfer rights in the Collateral to the Pledgee.

6.           Representations and Warranties.  The Pledgor hereby represents and warrants to the Pledgee as follows:

(a)           The Pledgor has the requisite corporate authority and the legal right to pledge the Pledged Shares pursuant to this Share Pledge Agreement.

(b)           The Pledgor is the legal and beneficial owner of, and has good and valid title to, the Pledged Shares, free from any liens, charges, security interests, encumbrances or any rights of others that rank prior to, or pari passu with, the security interested created hereby, other than such liens, charges, security interests, encumbrances or rights as may be permitted under the Loan Agreement.

(c)           The Pledged Shares have been duly and validly issued, are fully paid and non-assessable and are not subject to any liens or any pre-emptive or similar rights.

7.           Voting, etc. in Absence of Event of Default.  Unless and until an Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise any and all voting rights attaching to the Pledged Shares and to give consents, waivers and ratifications in respect thereof.  The Pledgor’s entitlement to exercise such voting rights and to give such consents, waivers and ratifications shall cease for so long as an Event of Default shall have occurred and be continuing, in which case Section 9 shall become applicable.

8.           Dividends and Other Distributions.  Until the Secured Obligations are paid in full, all non-cash dividends and other non-cash amounts paid or payable in respect of the Pledged Shares (including, without limitation, the below-listed items) shall form part of the Collateral and shall be held by the Pledgee as part of the Collateral:

(a)           all other or additional stock, or other securities or property (other than cash), paid or distributed by way of dividend or otherwise in respect of the Pledged Shares;

(b)           all other or additional stock, or other securities or property (other than cash), paid or distributed in respect of the Pledged Shares by reason of a stock split, spin-off, split-up, reclassification, combination of shares or other similar transaction; and

(c)           all other or additional stock, or other securities or property (other than cash), paid or distributed in respect of the Pledged Shares by reason of a consolidation, merger, exchange of stock, conveyance of assets, liquidation or other similar transaction.

Unless and until an Event of Default shall have occurred and be continuing, all cash dividends and other cash amounts paid or payable in respect of the Pledged Shares shall not form part of the Collateral and shall not be held by the Pledgee as part of the Collateral but, rather, shall be paid directly to the Pledgor.

9.           Remedies.   Upon the occurrence of an Event of Default that is continuing, the Pledgee shall be entitled to exercise all of its rights, powers and remedies (whether vested in the Pledgee by this Share Pledge Agreement or the Loan Agreement or by law) for the protection and enforcement of its rights with respect to the Collateral, and, without derogating from the generality of the foregoing, the Pledgee shall be entitled to take any or all of the following actions, all of which the Pledgor hereby agrees to be commercially reasonable:

(a)           to receive all amounts payable in respect of the Collateral;

(b)           to transfer all or any part of the Collateral into the Pledgee’s name or the name or names of its nominee or nominees;

(c)           to vote all or any part of the Collateral and to give consents, waivers or ratifications in respect thereof, and otherwise to act as though it were the outright owner thereof, with the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so; and

(d)           to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price and on such other terms as the Pledgee may determine in its reasonable discretion, provided that at least ten days’ prior written notice of such sale shall be given to the Pledgor, with each purchaser at any such sale holding the Collateral so sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waiving and releasing, to the fullest extent permitted by law, any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and any right of marshalling the Collateral and any other security for the Secured Obligations or otherwise.

10.           Remedies Cumulative.  Each right, power and remedy of the Pledgee provided for in this Share Pledge Agreement or the Loan Agreement or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to, and not in lieu of, every other such right, power or remedy.  The exercise, or the commencement of the exercise, by the Pledgee of any right, power or remedy provided for in this Share Pledge Agreement or the Loan Agreement or now or hereafter existing at law or in equity shall not preclude the simultaneous or subsequent exercise by the Pledgee of any or all such other rights, powers and remedies, and no failure or delay on the part of the Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof.  Unless otherwise required by this Share Pledge Agreement or the Loan Agreement, no notice to, or demand on, the Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or shall constitute a waiver of any right of the Pledgee to take any other or further action in any circumstances without notice or demand.

11.           Further Assurances.  The Pledgor hereby agrees that it will join with the Pledgee in executing and, at the Pledgor’s expense, filing and re-filing under the Uniform Commercial Code and similar legislation in Canada such financing statements, continuation statements and other documents and in such public offices as the Pledgee, acting reasonably, may deem necessary or advisable to perfect and preserve the Pledgee’s security interest in the Collateral, and the Pledgor hereby authorizes the Pledgee to file financing statements and amendments thereto relating to any or all of the Collateral without the Pledgor’s signature, where permitted by law, and agrees to make, do and execute and deliver, or cause to be made, done and executed and delivered, such further acts, deeds, assurances, documents and things as the Pledgee, acting reasonably, may require or deem advisable to carry out the purposes and intent of this Share Pledge Agreement and the Loan Agreement.

12.           Rights and Duties of the Pledgee.

(a)           The Pledgee may perform any of its duties under this Share Pledge Agreement by or through agents or attorneys-in-fact and shall be entitled to rely upon the advice of counsel concerning all matters pertaining to such duties.  The Pledgee shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact, provided that they were selected by the Pledgee with reasonable care.

(b)           In holding the Collateral, the Pledgee and any nominee on its behalf shall be bound to exercise only the same degree of care as it would exercise with respect to similar property of its own, of similar value held in the same place.  The Pledgee and any nominee on its behalf will be deemed to have exercised reasonable care with respect to the custody and preservation of the Collateral if it takes such action for that purpose as the Pledgor reasonably requests in writing.  However, failure of the Pledgee or its nominee to comply with any such request will not, in and of itself, be deemed a failure to exercise reasonable care.

13.           Discharge of Security.  In the event of a permitted sale or other disposition by the Pledgor of any of the Collateral, the security interest therein shall terminate automatically and be deemed discharged and released.  The Pledgee, at the Pledgor’s expense, shall execute and deliver such discharges and other instruments necessary or advisable for the purposes of releasing and discharging such security interest, of recording the provision or effect thereof in any public office where it may be registered or recorded and of more fully and effectively carrying out the intent of this Section 13.

14.           Termination and Release.  Upon the payment in full of the Secured Obligations, this Share Pledge Agreement shall terminate and, other than as explicitly provided herein, be of no further force or effect and the security interest in the Collateral shall be deemed discharged and released.  The Pledgee, at the Pledgor’s expense, shall execute and deliver such discharges and other instruments necessary or advisable for the purposes of releasing and discharging such security interest, of recording the provision or effect thereof in any public office where it may be registered or recorded and of more fully and effectively carrying out the intent of this Section 14.  The obligations under this Section 14 shall survive the termination of this Share Pledge Agreement.

15.           Amendments; Waivers.  No provision of this Share Pledge Agreement may be amended or waived except in a written instrument signed, (i) in the case of an amendment, by the Pledgor, Required Lenders and the Pledgee or (ii) in the case of a waiver, by the party against whom enforcement of any such waiver is sought, provided that, in the case of waiver by the Pledgee, on behalf of all of the Lenders, such written instrument shall be signed by Required Lenders.  No waiver of any default with respect to any provision, condition or requirement of this Share Pledge Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.  The Pledgee may enter into technical, minor or administrative amendments to this Share Pledge Agreement without the consent of the Lenders.

16.           Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective in accordance with the notices provision of the Loan Agreement.

17.           Conflict.  To the extent of any conflict or inconsistency between the provisions of the Loan Agreement, on the one hand, and the provisions of this Share Pledge Agreement, on the other hand, the former shall prevail.

18.           Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

19.           Successors and Assigns.  This Share Pledge Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

20.           Governing Law; Venue.  ALL QUESTIONS CONCERING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS SHARE PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE PROVINCE OF ONTARIO AND THE FEDERAL LAWS OF CANADA APPLICABLE THEREIN.  THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE PROVINCE OF ONTARIO FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY ANY OF THE PARTIES HERETO, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY ANY OF THE OTHER PARTIES HERETO, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER.

21.           Execution.  This Share Pledge Agreement may be executed and delivered in one or more counterparts (including by facsimile or e-mail transmission), all of which when taken together shall be considered one and the same agreement.  In the event that any signature is delivered by facsimile transmission or e-mail attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or e-mail-attached signature page were an original thereof.

22.           Severability.  If any provision of this Share Pledge Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Share Pledge Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Share Pledge Agreement.

23.           Executed Copy.  The Pledgor acknowledges receipt of a fully executed copy of this Share Pledge Agreement.

IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Share Pledge Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

OCCULOGIX, INC.

By:
Name:
Title:

MARCHANT SECURITIES INC., as the Collateral Agent

By:
Name:
Title:

Exhibit E

U.S. ACCREDITED INVESTOR CERTIFICATE

TO:	OccuLogix, Inc. (the “Company”)
RE:	Loan Agreement, dated as of ____________________, 2008, by and among the Company, the Lenders identified therein and Marchant Securities Inc. (the “Loan Agreement”)

This Accredited Investor Certificate is being delivered to the Company pursuant to Section 4.2(b) of the Loan Agreement.  Capitalized terms used in this Accredited Investor Certificate, but not defined herein, have the respective meanings attributed to such terms in the Loan Agreement.

(A)          The undersigned hereby certifies that, as of the Closing, the undersigned:

1.             is experienced in evaluating and investing in securities;

2.             is able to fend for the undersigned;

3.             can bear the economic risk of the undersigned’s investment in the Loan and investment, if any, in the Securities pursuant to the Loan Agreement (collectively, the “Investment”);

4.             has such knowledge and experience in financial or business matters that the undersigned is capable of evaluating the merits and risks of the Investment;

5.             understands and acknowledges that the opportunity for the Investment is available only to “accredited investors” (“Accredited Investors”) who satisfy one or more of the criteria set forth in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”);

6.             understands and acknowledges that the Securities may not be registered under the Securities Act or the securities laws of any state of the United States and may not be offered or sold within the United States, constitute “restricted securities” (as defined in Rule 144 promulgated under the Securities Act) and may not be resold unless they are registered under the Securities Act or an applicable exemption from such registration requirement is available;

7.             is an Accredited Investor and falls within one or more of the categories set forth below, as indicated by an “X” or “✓” mark placed in the space(s) designated therefor:

{MARK ONE OR MORE OF THE FOLLOWING CATEGORIES, AS APPLICABLE}

□
a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; an insurance company as defined in Section 2(a)(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of U.S.$5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”) if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of U.S.$5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors

□	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940

□
an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of U.S.$5,000,000

□	a director or an executive officer of the Company

□	a natural person whose individual net worth, or joint net worth with that person’s spouse, at the Closing, exceeds U.S.$1,000,000

□
a natural person who had an individual income in excess of U.S.$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of U.S.$300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year

□
a trust, with total assets in excess of U.S.$5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the Securities Act

□	an entity in which all of the equity owners are Accredited Investors;

8.             understands and acknowledges that the Securities will not be qualified by prospectus for distribution in any of the provinces or territories of Canada.

(B)          The undersigned hereby agrees to re-certify, in writing, the undersigned’s status as an Accredited Investor on the Pre-payment Date, if any, and that such re-certification shall be a condition to any issuance to the undersigned of any of the Securities.

IN WITNESS WHEREOF, the undersigned has duly executed this Accredited Investor Certificate as of the Closing.

Name of Lender (please print)

Signature

Name of Person Signing (and indicate capacity of person signing if signing as custodian, trustee or on behalf of an entity)

Exhibit F

CANADIAN ACCREDITED INVESTOR CERTIFICATE

TO:	OccuLogix, Inc. (the “Company”)
RE:	Loan Agreement, dated as of ________________, 2008, by and among the Company, the Lenders identified therein and Marchant Securities Inc. (the “Loan Agreement”)

This Accredited Investor Certificate is being delivered to the Company pursuant to Section 4.2(b) of the Loan Agreement.  Capitalized terms used in this Accredited Investor Certificate, but not defined herein, have the respective meanings attributed to such terms in the Loan Agreement.

(A)                          The undersigned hereby acknowledges that the Company is relying on this Accredited Investor Certificate to determine the undersigned’s suitability for investment in the Loan and investment, if any, in the Securities pursuant to the Loan Agreement (collectively, the “Investment”) and hereby represents and warrants and certifies that, as of the Closing, the undersigned:

1.             is acting as principal and not as agent in connection with the Investment and, if acquiring the Securities, would be doing so for investment only and not with a view to resale or distribution;

2.             is a resident of the Province of __________________________________  and is an “accredited investor” as defined in NI 45-106 by virtue of being one of the following, as indicated by an “X” or “✓” mark placed in the space designated therefor:

{MARK ONE OF THE FOLLOWING CATEGORIES}

□	(a)	a Canadian financial institution, or a Schedule III bank

□	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada)

□	(c)
a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary

□	(d)
a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer registered under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador)

□	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d)

□	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada

□	(g)
a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec

□	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government

□	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada

□	(j)
an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets[1] having an aggregate realizable value that before taxes, but net of any related liabilities[2], exceeds $1,000,000

□	(k)
an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year

□	(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000

□	(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements

□	(n)
an investment fund that distributes or has distributed its securities only to (i) a person that is or was an accredited investor at the time of the distribution, (ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum investment amount] and 2.19 [Additional investment in investment funds] of NI 45-106, or (iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106

________________________
1 Financial assets means (a) cash, (b) securities, and (c) a contract of insurance, a deposit or an evidence of a deposit that is not a security for securities laws purposes.

2 Related liabilities means (a) liabilities incurred or assumed for the purposes of financing the acquisition or ownership of financial assets, and (b) liabilities that are secured by financial assets

□	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the securities regulator has issued a receipt

□	(p)
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be

□	(q)
a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction

□	(r)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded

□	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (d) or paragraph (i) in form and function

□	(t)
a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors

□	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser

□	(v)
a person that is recognized or designated by the securities regulator as (i) an accredited investor or (ii) an exempt purchaser in Alberta or British Columbia  {IF MARKING THIS CATEGORY, PLEASE ATTACH A COPY OF SUCH ORDER}; and

3.            has received and reviewed a copy of the revised PowerPoint presentation of the Company dated January 29, 2008.

(B)                         The undersigned hereby agrees to represent and warrant and certify again, in writing, the undersigned’s status as an Accredited Investor on the Pre-payment Date, if any, and that such representation and warranty and certification on the Pre-payment Date, if any, shall be a condition to any issuance to the undersigned of any of the Securities.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned has duly executed this Accredited Investor Certificate as of the Closing.

Name of Lender (please print)

Signature

Name of Person Signing (and indicate capacity of person signing if signing as custodian, trustee or on behalf of an entity)

Exhibit D
SCHEDULE OF INTEREST
ADDITIONAL BRIDGE
New Lender	Individual New Lender’s Advance (U.S.$)	Interest earned to Aug.17, 2008	Interest earned to Nov.15, 2008
1317179 Ontario Ltd.	$25,000	$854.79	$1,594.52
2144304 Ontario Inc.	$15,000	$512.88	$956.71
6319335 Canada Inc.	$15,000	$512.88	$956.71
Boteh Inc.	$25,000	$854.79	$1,594.52
Cedarview II Holdings Inc.	$50,000	$1,709.59	$3,189.04
Excite Holdings Corporation	$15,000	$512.88	$956.71
Gus Karnasiotis	$40,000	$1,367.67	$2,551.23
New Horizons Holdings Inc.	$20,000	$683.84	$1,275.62
Peoples International Co. Inc.	$40,000	$1,367.67	$2,551.23
Anthony Reisis	$30,000	$1,025.75	$1,913.42
Vladimir Riajskikh	$25,000	$854.79	$1,594.52
	300,000	10,257.53	19,134.25